Exhibit 99.1

Commercial Investor Event: Preparation for Potential Launch of CARDAMYST (etripamil) Nasal Spray Joe Oliveto, President & CEO Lorenz Muller, CCO Investigational Product. Not approved for commercial use in any jurisdiction.

Disclaimer This presentation discusses our intended promotional launch strategy for CARDAMYSTTM (etripamil) nasal spray, which has not yet been approved for commercial use in any jurisdiction. Our new drug application (“NDA”) remains under review by the U.S. Food and Drug Administration (“FDA”) with a Prescription Drug User Fee Act (“PDUFA”) date of March 27, 2025. Any plans described herein remain subject to FDA approval of the NDA.

Forward Looking Statements Commercial Investor Event: Preparation for Potential Launch of CARDAMYST │ February 25, 2025 3 The Presentation contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Words such as ‘‘aim,’’ ‘‘anticipate,’’ ‘‘assume,’’ ‘‘believe,’’ ‘‘contemplate,’’ ‘‘continue,’’ ‘‘could,’’ ‘‘design,’’ ‘‘due,’’ ‘‘estimate,’’ ‘‘expect,’’ ‘‘goal,’’ ‘‘intend,’’ ‘‘may,’’ ‘‘objective,’’ ‘‘plan,’’ ‘‘predict,’’ ‘‘positioned,’’ ‘‘potential,’’ ‘‘project,’’ ‘‘seek,’’ ‘‘should,’’ ‘‘target,’’ ‘‘will,’’ ‘‘would’’ (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. These forward- looking statements are based on Milestone's expectations and assumptions as of the date of this Presentation. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from these forward-looking statements. Forward-looking statements contained in this Presentation include statements regarding: (i) the approval by the U.S. Food and Drug Administration of CARDAMYST on the anticipated timeline, or at all; (ii) the design, progress, timing, scope and results of the etripamil clinical trial in AFib-RVR; (iii) the potential efficacy, safety and tolerability of etripamil for AFib-RVR; (iv) the potential of CARDAMYST to (a) deliver a new PSVT therapeutic option to market, (b) decrease costs for the healthcare system and reduce emergency department visits and hospital admissions, (c) empower patients to treat symptomatic attacks; (v) plans relating to commercializing CARDAMYST, if approved, including timing, the geographic areas of focus and sales strategy; (vi) the potential market size and the rate and degree of market acceptance of CARDAMYST (etripamil) and any future product candidates; (vii) the projected use of CARDAMYST in the future; (viii) anticipated commercial and Medicare coverage of CARDAMYST; (ix) the implementation of Milestone’s business model and strategic plans for its business, etripamil and any future product candidates; (x) Milestone’s expected cash runway; and (xi) potential royalty payments. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the risks inherent in biopharmaceutical product development and clinical trials; whether our future interactions with the FDA will have satisfactory outcomes; whether and when, if at all, our NDA for etripamil will be approved by the FDA; uncertainties related to the timing of initiation, enrollment, completion, evaluation and results of our clinical trials; risks and uncertainty related to the complexity inherent in cleaning, verifying and analyzing trial data; and whether the clinical trials will validate the safety and efficacy of etripamil for PSVT or other indications, among others, general economic, political, and market conditions, including deteriorating market conditions due to investor concerns regarding inflation, international tariffs; Russian hostilities in Ukraine and ongoing disputes in Israel and Gaza and overall fluctuations in the financial markets in the United States and abroad; risks related to pandemics and public health emergencies; and risks related the sufficiency of Milestone's capital resources and its ability to raise additional capital in the current economic climate. These and other risks are set forth in Milestone's filings with the U.S. Securities and Exchange Commission (“SEC”), including in its annual report on Form 10-K for the year ended December 31, 2023, under the caption "Risk Factors,” as such discussion may be updated in future filings we make with the SEC. Except as required by law, Milestone assumes no obligation to update any forward-looking statements contained herein to reflect any change in expectations, even as new information becomes available. This Presentation contains trademarks, trade names and service marks of other companies, which are the property of their respective owners. Certain information contained in this Presentation and statements made orally during this Presentation relate to or is based on studies, publications, surveys and other data obtained from third-party sources and Milestone's own internal estimates and research. While Milestone believes these third-party studies, publications, surveys and other data to be reliable as of the date of the Presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent sources has evaluated the reasonableness or accuracy of Milestone's internal estimates or research and no reliance should be made on any information or statements made in this Presentation relating to or based on such internal estimates and research.

Agenda 4 Introduction and Overview The Problem Our Innovation The Opportunity Commercial Strategy and Execution 02 03 04 05 01 Commercial Investor Event: Preparation for Potential Launch of CARDAMYST │ February 25, 2025

Our Mission Commercial Investor Event: Preparation for Potential Launch of CARDAMYST │ February 25, 2025 5 We are a patient-centric biopharmaceutical company intending to bring etripamil nasal spray to patients living with paroxysmal supraventricular tachycardia (PSVT) and atrial fibrillation with rapid rate (AFib-RVR)

2025 – A Potentially Transformative Year for Milestone *Feb 2025 – US Patent Office issued notice of allowance for patent covering repeat dose regimen Key: PDUFA = Prescription Drug User Fee Act / Commercial Investor Event: Preparation for Potential Launch of CARDAMYST │ February 25, 2025 6 • Potential approval of CARDAMYST, PDUFA March 27, 2025 • Promotional launch of CARDAMYST, expected mid-2025 • $75M payment expected upon approval from royalty financing • Expected to fund operations into mid-2026, combined with current cash • Commercial launch of CARDAMYST is first priority • Patent estate potentially extended to 2042* • Planned Phase 3 study start for etripamil in second indication • AFib-RVR represents larger potential target population than PSVT PSVT AFib-RVR Finances & Other

Our Vision for Commercial Success of CARDAMYST Key: PSVT = Paroxysmal Supraventricular Tachycardia Commercial Investor Event: Preparation for Potential Launch of CARDAMYST │ February 25, 2025 7 Patients Empowerment Prescribers Provides a solution Payers Efficiency GOAL Easy to use Easy to prescribe Limit need to manage Plan to Leverage Experience in PSVT to Launch Confidently

Agenda 8 Introduction and Overview The Problem Our Innovation The Opportunity Commercial Strategy and Execution 02 03 04 05 01 Commercial Investor Event: Preparation for Potential Launch of CARDAMYST │ February 25, 2025

Agenda 9 Introduction and Overview The Problem Our Innovation The Opportunity Commercial Strategy and Execution 02 03 04 05 01 Commercial Investor Event: Preparation for Potential Launch of CARDAMYST │ February 25, 2025

PSVT Puts a Significant Burden on Patients Paroxysmal Supraventricular Tachycardia is a common symptomatic arrhythmia (abnormal heart rhythm) characterized by attacks of very rapid heart rate Commercial Investor Event: Preparation for Potential Launch of CARDAMYST │ February 25, 2025 10 Disease Characteristics • Chronic condition with symptomatic attacks • Incidence and duration unpredictable • Often anxiety-provoking • 50% of patients are under 65 • 65% of patients are women • Mostly managed by cardiologists Patient impact • Discomfort during attacks, symptoms • Anxiety between attacks, unpredictability • Per year >650,000 claims seeking treatment ― ~100,000 ablations ― >140,000 ED visits ― >40,000 hospitalizations Key: ED = Emergency Department Citations: Internal market research and longitudinal analysis of Truven/Marketscan and Medicare claims data; IQVIA Pharmetrics Plus 2019 Commercial claims for patients <65yo and Medicare LDS 5% for patients >65yo (ICD: I47.1); Healthcare Utilization Project (HCUP) 2019, https://hcup-us.ahrq.gov/databases.jsp; accessed 11/2024; https://youtu.be/oqwNSC-Jkaw Donnette from Huntsville AL

Majority of Patients with PSVT have Anxiety and Reduced QoL Both During and Between Episodes Key: ED = Emergency Department. Citations: ADD REFERENCES Commercial Investor Event: Preparation for Potential Launch of CARDAMYST │ February 25, 2025 11 >80% of all patients with PSVT report some level of anxiety, with the majority having moderate or Social and Lifestyle Limitations severe symptoms Physical Symptoms and Emotional Distress Fear of Recurrence and Generalized Anxiety Concerns Health and Long-Term Outlook Impact on Daily Functioning and Productivity Key: QoL = Quality of Life Citations: Internal Market Research

Many Current Treatments in the Market are Inconvenient, Intrusive, and/or Ineffective

Chronic / Preventive

Oral BBs and CCBs
- reduce episodes
- only somewhat effective
- require daily administration
- unwanted side effects

Catheter ablation
- often curative
- risks associated with invasive procedure
- only elected by ~15% patients (mostly young)

Acute

"Pill in Pocket" = off label oral CCB or BB, or Vagal maneuver
- poor efficacy
- "do no harm"

ED, Urgent Care Visit or Hospitalization
- IV adenosine, IV CCB or DC cardioversion
- time consuming
- costly
- stressful

Most Patients Experience Attacks Despite Preventive Options

Key: BB = Beta Blocker; CCB = Calcium Channel Blocker

Citations: Internal estimates based on market research and longitudinal analysis of Truven/Marketscan and Medicare claims data; Page RL et al. 2015 ACC/AHA/HRS guideline for the management of adult patients with supraventricular tachycardia: executive summary. Circulation. 2016;133:e471–e505

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Underappreciated Journey of a Patient with PSVT: Drawn-out Diagnoses & Difficult, Limited Treatment Options Key: Rx = prescriptiont Commercial Investor Event: Preparation for Potential Launch of CARDAMYST │ February 25, 2025 13 Diagnosis Off-label Chronic Oral Rx Off-label “Pill in Pocket” Rx No Treatment Catheter Ablation Attack of PSVT Emergency Department “Tough it out” Very frequent and/or severe Not infrequent and moderate/severe Infrequent or mild

PSVT Drives Significant Costs for the Healthcare System

>$5B Total annual US spending for patients with PSVT[1]

Costs post-diagnosis are primarily driven by[2]:

- Inpatient services
- Diagnostic testing
- Ablation procedures

>140K Emergency department visits per year due to PSVT[1]

~25%	$2.5k	$15k
patients who present to ED are hospitalized[3]	average cost of ED visit[4,5]	average cost of hospitalization[4,6,7]

Citations: 1. Milestone Pharmaceuticals. Data on file. 2. Chew DS, et al. *Am Heart J*. 2021;233:132-140. 3. Murman DH, et al. *Acad Emerg Med*. 2007;14(6):578-581. 4. Sacks NC et al. Am J Cardiol. 2020 Jan 15;125(2):215-221. 5. Jiang S et al. J Manag Care Spec Pharm. 2022 Nov;28(11):1321-1330. 6. Deshmukh A et al. Heart Rhythm O2. 2022 7. Data on file (HCUP NIS 2019 and CMS hospitalization payments, 2021

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Agenda 15 Introduction and Overview The Problem Our Innovation The Opportunity Commercial Strategy and Execution 02 03 04 05 01 Commercial Investor Event: Preparation for Potential Launch of CARDAMYST │ February 25, 2025

CARDAMYST is a Novel Investigational CCB Designed to Treat Episodes of PSVT Safely and Quickly NCE Short-acting CCB MOA very well understood and trusted Commercial Investor Event: Preparation for Potential Launch of CARDAMYST │ February 25, 2025 16 Fast onset of action, well tolerated Convenient patient self-administered nasal spray Portable, on demand Key: NCE = New Chemical Entity; CCB = Calcium Channel Blocker; MOA = Mechanism of Action Empowering patients to treat symptomatic attacks

CARDAMYST Would Put Patients in Control of Their PSVT Sources: Internal market research, Commercial Investor Event: Preparation for Potential Launch of CARDAMYST │ February 25, 2025 17 Efficacy Fast onset delivers quick relief from symptoms of PSVT Convenience On-demand use reduces reliance on healthcare system Safety Safety and tolerability supports confident use at home Cost Cost effective compared with an ED visit/hospitalization Quiet Mind Reduce worry between episodes with versatile on-demand treatment Active Living Allow a return to normal rhythm Patient Empowerment Empower in disease management & avoid unneeded healthcare visits Rapid & Reliable Relief Provide meaningful relief from episode symptoms and duration Investigational Product. Not approved for commercial use in any jurisdiction

Fast Relief to More Patients Efficacy Data from RAPID Commercial Investor Event: Preparation for Potential Launch of CARDAMYST │ February 25, 2025 18 Key: CI = confidence interval; HR = hazard ratio; SR = sinus rhythm 1. Stambler BS, et al. Lancet. 2023;402(10396):118-128. 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 0 5 10 15 20 25 30 35 40 45 50 55 60 65 70 75 80 85 90 Time since study drug administration (minutes) Placebo 31% Etripamil 64% Placebo 85 78 67 64 60 58 56 53 49 45 44 40 37 37 36 36 35 32 Etripamil 99 79 67 55 45 40 35 33 31 29 28 27 26 25 23 22 20 19 35 19 Number of subjects at risk 61% 81% Conversion of PSVT to SR at 30 min: HR = 2.62 (95% CI: 1.659, 4.147); P<0.001 55% 73% More Converted >2x patients converted to SR within 30 minutes of taking CARDAMYST vs doing nothing Kaplan-Meier probability of conversion, (%) Faster Conversion >3x faster conversion of PSVT to SR with CARDAMYST vs doing nothing Fewer ED Visits ~40% reduction in ED use for CARDAMYST vs doing nothing

Well-Tolerated with a Favorable Safety Profile Safety Data from RAPID 1. Randomized-period treatment-emergent adverse events, those ≥5% or those specifically tracked as potentially representing lowered blood pressure. 2. Safety Population. 3. Six of eight rated as mild, two of eight rated as moderate, zero needing intervention. Key: AV = Atrioventricular Citations: American Heart Association Scientific Sessions, Late-Breaking Clinical Trial Presentation, November 2022; and The Lancet (2023). Commercial Investor Event: Preparation for Potential Launch of CARDAMYST │ February 25, 2025 19 Subject-reported AEs from the RAPID Study,1 n (%) Placebo2 n=120 Etripamil2 n=135 Nasal discomfort 6 (5.0) 31 (23.0) Nasal congestion 1 (0.8) 17 (12.6) Rhinorrhea 3 (2.5) 12 (8.9) Epistaxis 2 (1.7) 8 (5.9)3 Adverse Events were predominantly mediated by the route of administration No syncope, pre-syncope, or 2nd/3rd degree AV block

Our Vision for Commercial Success of CARDAMYST Key: HCP = Healthcare Provider Citations: Internal market research Commercial Investor Event: Preparation for Potential Launch of CARDAMYST │ February 25, 2025 20 Patients Empowerment Fast, reliable self-administration Less disruption, reliance on ED Less fear over when the next event will occur Prescribers Provides a solution Trusted CCB mechanism Evidence-based new tool Frees up HCP time and office resources Novel and cost-effective treatment Potential to reduce ED visits/ hospital admissions Payers Efficiency Goal Easy to use Easy to prescribe Limit need to manage

Payers Recognize the Value of CARDAMYST to Fill an Unmet Need for Cardiology HCPs Citations: Internal Market Research Commercial Investor Event: Preparation for Potential Launch of CARDAMYST │ February 25, 2025 21 Given rational pricing, not expected to be “budget-impacting” enough to warrant active management Minimal market competition less likely to drive large rebate pressure See potential for efficacy endpoints to translate into reductions in healthcare resource utilization Unmet Need Payers report they will defer to cardiologists to interpret clinical unmet need

Agenda 22 Introduction and Overview The Problem Our Innovation The Opportunity Commercial Strategy and Execution 02 03 04 05 01 Commercial Investor Event: Preparation for Potential Launch of CARDAMYST │ February 25, 2025

2M+ Patients Cost the Healthcare System at Least $5 Billion Annually Key: PSVT = Paroxysmal Supraventricular Tachycardia Citations: 1. Rehorn M, et al. J Cardiovasc Electrophysiol. 2021 Aug;32(8):2199-2206. 2. IQVIA Pharmetrics Plus 2019 Commercial claims for patients <65yo and Medicare LDS 5% for patients >65yo (ICD: I47.1) 3. Healthcare Utilization Project (HCUP) 2019, https://hcup-us.ahrq.gov/databases.jsp; accessed 11/2024; range reflects ED visits/IP admissions with PSVT as primary diagnosis code to ED visits/IP admissions with PSVT in any diagnostic position. Commercial Investor Event: Preparation for Potential Launch of CARDAMYST │ February 25, 2025 23 140,000 – 525,000 Emergency Department Visits per Year3 ~100,000 Ablations Performed per Year2 650,000 to 1M Patients Treated per Year2 40,000 – 120,000 In-patient Admissions per Year3 ~2M+ Patients Diagnosed with PSVT1

3-5 times per year Most Patients with a Diagnosis of PSVT Over Time Could Use CARDAMYST Multiple Times per Year Citations:. 1. Stambler BS, et al. Lancet 2023 Jul 8;402(10396):118-128.; Stambler BS. et al. CIRCEP. 2022 Dec;15(12):e010915. 2. Ip JE et al. JACC. 2024 May 21;83(20):2032-2034.; Ip JE et al. JAHA. 2023 Oct 3;12(19):e028227. 3. PSVT patient longitudinal study (n=247 US & UK), conducted by Blueprint Research Group, 2019-2020. 4. Quantitative market research (n=250 clinical cardiologists) conducted by Triangle Insights Group, 2020-2021. Commercial Investor Event: Preparation for Potential Launch of CARDAMYST │ February 25, 2025 24 Source Reported Frequency of use of CARDAMYST/yr Randomized Clinical Studies1 3-9 Open Label Studies2 2-4 Observational Study3 4-6 Market Research4 3-4 Projected use of CARDAMYST: ~1 per year 2025 ~1-2 per year 2026 ~3-5 per year 2027+

Patients with PSVT are Primarily Treated by Cardiologists in the Outpatient Setting Citations: Internal Market Research Commercial Investor Event: Preparation for Potential Launch of CARDAMYST │ February 25, 2025 25 Clinical Cardiologists Primary Care Physicians Electrophysiologists 10% 30% 60%

Versatility of CARDAMYST Leads to Multiple Use Cases Citations: Internal Market Research Commercial Investor Event: Preparation for Potential Launch of CARDAMYST │ February 25, 2025 26 Diagnosis Off-label Chronic Oral Rx Off-label “Pill in Pocket” Rx No Treatment Catheter Ablation ← Add ← Switch ← Add ← Switch ← Add ← Bridge ← Alternative CARDAMYST Attack of PSVT Emergency Department “Tough it out” Very frequent and/or severe Not infrequent and moderate/severe Infrequent or mild

Cardiologists Expect to Prescribe CARDAMYST to the Majority of Unablated Patients with PSVT Citation: Quantitative market research conducted by Triangle Insights Group (n=250 cardiologists), June-September 2020; Estimated number of unique patients with annual claims for PSVT from Truven MarketScan data, 2008-2016 analyzed by Precision Xtract, 2019 Commercial Investor Event: Preparation for Potential Launch of CARDAMYST │ February 25, 2025 27 Cardiologists’ Stated Adoption of CARDAMYST per Segment Current Management of PSVT Pill-in-Pocket 64% Chronic Meds Alone 43% No Current Treatment 53% Impact of Expected Cardiologist Adoption of CARDAMYST Pill-in-Pocket 34% Chronic Medications Alone 37% No Treatment 17% Ablation 12% CARDAMYST 46% 12% 21% 8% 12%

Electrophysiologists Have an Important Role to Play with CARDAMYST



- KOLs in arrhythmias respected for their input on P&T and guidelines
- Perform ~100,000 cardiac ablations annually in the U.S.
- Treat ~10% of patients with PSVT

EPs report willingness to use CARDAMYST in majority of cases[1]

Bridge to ablation between consultation and procedure (33%)	**Alternative to ablation** for patients hesitant about procedure (24%)

Key: KOL = Key Opinion Leader; P&T = Pharmacy & Therapeutics; PSVT = Paroxysmal Supraventricular Tachycardia; AFib-RVR = Atrial Fibrillation with Rapid Ventricular Rate; EPs = Electrophysiologists
Citations: Internal Market Research

Commercial Investor Event: Preparation for Potential Launch of CARDAMYST | February 25, 2025
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Accessible and Compelling Commercial Opportunity for CARDAMYST

No anticipated branded competition

100% share of voice

Lower rebate pressure

Low barrier to prescribing

Familiar and trusted MOA

Evidence-based

Opportunity for early demand generation and quality coverage

~650k patients treated annually

~50% commercially-insured patients

Cost offsets driven by lower HRU

Key: MOA = Mechanism of Action; HRU = Healthcare Resource Utilization
Citations: Internal Market Research and Longitudinal Analysis of Truven/Marketscan and Medicare claims data

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Agenda 30 Introduction and Overview The Problem Our Innovation The Opportunity Commercial Strategy and Execution 02 03 04 05 01 Commercial Investor Event: Preparation for Potential Launch of CARDAMYST │ February 25, 2025

Fully Integrated and Experienced Launch Leadership Team Commercial Investor Event: Preparation for Potential Launch of CARDAMYST │ February 25, 2025 31 Lorenz Muller Chief Commercial Officer Jeff Moore VP of Sales Anita Holtz MSN, CRNP, CMD VP Head of Medical Affairs Roshan Girglani VP of Marketing Joseph Oliveto President and CEO John Jackimiec VP of Market Access David Bharucha, MD PhD Chief Medical Officer

Go-to-Market Model for CARDAMYST
Balancing Need to Generate Demand with Managing Commercial Burn



Planned Phased Commercial Launch Plan
Phase 1 Prioritizing Awareness and Access
Phase 2 Fit-for-Purpose Field Deployment
Phase 3 Expand as You Go
Resourcing and Infrastructure Build
KOL Engagement
Payer Profiling
Commercial Access
High-value Prescribers
Expand Sales Force
Medicare Access
IDNs
10-12k HCPs
17-22k HCPs
25-30k HCPs
TARGETS
L-1+ Years Pre-Approval
Launch
Launch +1 Year
Launch +2 Years
Launch +3 Years

Key: HCPs = Healthcare Providers

Citations: Adopted from Sandberg Orne, L. et al; "Empowering the Next-Generation Launch Model"; Trinity White Paper, June 2022. Data on File (Symphony Open Claims, Veeva Patient Compass, 2021-2024).

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Plans to Deliver Broad Quality Payer Coverage Commercial Investor Event: Preparation for Potential Launch of CARDAMYST │ February 25, 2025 33 Citations: Internal market research. Patients Accessible and Affordable Coverage with Low Need to Control Payers Not Onerous to Prescribe Healthcare Providers Available via local pharmacy Reasonable out of pocket cost Limit need for paperwork or authorizations Net pricing below specialty tier Protection from overuse Commercial expected before Medicare

Strong Value Proposition for CARDAMYST for Payers Can Lead to Broad Coverage without Onerous Restrictions for HCPs or Patients Key: U/M = Utilization Management; PA = Prior Authorization; I/E = Inclusion/ Exclusion; IDNs = Integrated Delivery Networks Citations: CRA Pricing Research 6/2022 Commercial Investor Event: Preparation for Potential Launch of CARDAMYST │ February 25, 2025 34 Commercial Coverage Goal: Nominal access rebates with patient copay support provided to reduce out-of-pocket cost burden Medicare Coverage Goal: Rebate to specialty Tier threshold to avoid excessive patient out of pocket • PA to label • Reasonable quantity limits • Specialty prescribing Utilization Management Priorities for Coverage Commercial 2025 2026 2027 Medicare Gov’t Other IDNs

Key Elements of Launch Timeline for CARDAMYST Potential FDA approval expected March 27 Medical Information Center live Patient support services live Product available for order by pharmacies Market Access reimbursement support live Field Medical engaging with KOLs Sales reps generating demand mid-2025 Commercial Investor Event: Preparation for Potential Launch of CARDAMYST │ February 25, 2025 35 Key anticipated milestones for launch of CARDAMYST Key: FDA = Food and Drug Administration; KOLs = Key Opinion Leaders

Priorities for Launching CARDAMYST Commercial Investor Event: Preparation for Potential Launch of CARDAMYST │ February 25, 2025 36 Awareness and Demand Generation Sales Leadership Sales Force Territories Sales Rep Hiring following potential approval Promotional Launch mid-2025 Access and HCP Experience Distribution Contracts Account Managers Profiling Payers Fit-for-Purpose Reimbursement Support Programs Patient Experience and Affordability Patient Support Services Enable Contracting for Target Coverage Copay Mitigation (Commercial)

Factors Supporting Planned Launch Year Uptake of CARDAMYST Citations: Internal Market Research Commercial Investor Event: Preparation for Potential Launch of CARDAMYST │ February 25, 2025 37 • Initial sales force covers 50% of potential • Patients seeking treatment weekly • HCP familiarity and evidence-based approach • Accessibility through retail distribution • Fit-for-purpose HCP and patient support programs • No anticipated branded competition • Healthcare cost offsets Scripts Written Scripts Filled

Key Brand Performance Indicators for Planned Launch Year • New to Brand Prescriptions (NBRx) • Prescription Growth (week over week) *Acceptable coverage includes, for example, absence of step edits and reasonable prior authorizations / quantity limits Commercial Investor Event: Preparation for Potential Launch of CARDAMYST │ February 25, 2025 38 • % Target Lives Covered (emphasis on commercial) • % of Targets with “Acceptable” Coverage* Drive HCP Awareness & Adoption Establish & Maintain Broad, High-Quality Access & Affordability Strategic Objective:

Anticipated Commercial Strategy Demonstrate Demand and Expand Key: NDA = New Drug Application; RWE = Real World Evidence FOUNDATION • NDA submission & review • Pubs & scientific presentations • KOL engagement • RWE generation and payer engagement • Commercial leadership in place POTENTIAL LAUNCH • FDA approval • Retail distribution • Staged field force deployment • Patient support services • Focus on commercial coverage EXPAND PROMOTION • Expand field force • Initiate patient activation • Engage peer-to-peer promotion • Expand access to government payers and IDNs Commercial Investor Event: Preparation for Potential Launch of CARDAMYST │ February 25, 2025 39 2024 2025 2026

Key Takeaways for Investment Thesis • Milestone offers near-term commercial and mid-term clinical development catalysts to investors • PSVT is a symptomatic and unpredictable condition without good patient-driven treatment options • PSVT affects 2M+ Americans and costs the healthcare system over $5B per year • CARDAMYST, if approved, will be the first and only FDA-approved on-demand therapy for patients with PSVT • Milestone is working to implement a cost-efficient launch strategy designed to: ― drive near-term demand; ― have a reasonable time to breakeven; and ― offer substantial opportunities for growth and expansion Commercial Investor Event: Preparation for Potential Launch of CARDAMYST │ February 25, 2025 40

Commercial Investor Event: Preparation for Potential Launch of CARDAMYST │ February 25, 2025 41 Guy Rousseau, PhD SVP Regulatory Affairs & Quality Management Jeff Nelson Chief Operating Officer Amit Hasija Chief Financial Officer, EVP Corporate Development Q&A Lorenz Muller Chief Commercial Officer Joseph Oliveto President and CEO David Bharucha, MD PhD Chief Medical Officer

Thank you